Selected operating expenses and additional information Selected operating expenses and additional information (Schedule of Personnel Expenses) (Details) (EUR €) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Compensation Related Costs [Abstract]
Wages and salaries	€ 96,468	€ 136,936	€ 353,437
Social security	11,342	16,049	47,124
Pension expenses	4,162	7,539	21,151
Personnel expenses	€ 111,972	€ 160,524	€ 421,712